                                                                    EXHIBIT 10.4

                            FIRST LETTER AMENDMENT


                                 June 30, 1998

To the Financial Institutions
  parties as A Lenders
  to the Credit Agreement
  referred to below


Gentlemen:

          We refer to the U.S. $150,000,000 Credit Agreement dated as of July 1, 1997 (the "Credit Agreement") among the undersigned, you, and Citicorp USA Inc., as Agent. Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

          It is hereby agreed by you and us that the Credit Agreement is, effective as of the date first above written, hereby amended as follows:

          (a) The definition of "A Commitment" in Section 1.01 is amended in
                                 ------------
     full to read as follows:

               "`A Commitment' means, as to each A Lender, the amount set forth
                 ------------
               opposite such A Lender's name on Schedule I to the First Letter Amendment dated June 30, 1998 to this Agreement or, if such A Lender has entered into one or more Assignment and Acceptances, the amount set forth for such A Lender with respect thereto in the Register maintained by the Agent pursuant to Section 9.07 hereof, in each case as such amount may be reduced pursuant to
               Section 2.05."

          (b) The definition of "Eurodollar Rate Margin" in Section 1.01 is
                                 ----------------------
     amended by deleting the table therein and substituting for such table the following table:




          Debt Rating or CP Rating
                S&P/Moody's                    Eurodollar Rate Margin
                                                 for Eurodollar Rate
                                                      Advances
         ------------------------------------------------------------


           Level 1
           -------

           Debt Rating:
           -----------
           A+ or above or A1 or above          .13%

         ------------------------------------------------------------

           Level 2
           -------

           Debt Rating:
           -----------
           below A+ but at least A-
           or below A1 but at
         ------------------------------------------------------------

         ------------------------------------------------------------
           least A3

           or

           CP Rating:
           ---------
           A1 or P1                            .155%
         ------------------------------------------------------------

           Level 3
           -------

           Debt Rating:
           -----------
           below A- but at least BBB-
           or below A3 but
           at least Baa3

           or

           CP Rating:
           ---------
           below A1 or below P1                .21%
         ------------------------------------------------------------

           Level 4
           -------

           Debt Rating:
           -----------
           none for S&P or Moody's or

           below BBB- or below Baa3

           and

           CP Rating:
           ---------
           None from S&P or Moody's            .31%
         ------------------------------------------------------------


          (c) The definition of "Facility Fee Percentage" in Section 1.01 is
                                 -----------------------
     amended by deleting the table therein and substituting for such table the following table:


        -------------------------------------------------------------

          Debt Rating or CP Rating
                S&P/Moody's                    Facility Fee
        -------------------------------------------------------------

           Level 1
           -------

           Debt Rating:
           -----------
           A+ or above or A1 or
           above                               .06%
        -------------------------------------------------------------

           Level 2
           -------

           Debt Rating:
           ------------
           below A+ but at least A-
           or below A1 but at
           least A3

           or

        -------------------------------------------------------------

        -------------------------------------------------------------
           CP Rating:
           ---------
           A1 or P1                            .07%
        -------------------------------------------------------------

           Level 3
           -------

           Debt Rating:
           -----------
           below A- but at least BBB-
           or below A3 but
           at least Baa3

           or

           CP Rating:
           ---------
           below A1 or below P1                .115%
        -------------------------------------------------------------

           Level 4
           -------

           Debt Rating:
           -----------
           none for S&P or Moody's or

           below BBB- or below Baa3

           and

           CP Rating:
           ---------
           None from S&P or Moody's            .19%
        -------------------------------------------------------------


          (d) The definition of "Revolver Termination Date" in Section 1.01 is
                                 -------------------------
     amended by deleting the date "June 28, 2002" therein and substituting for such date the date "June 28, 2003."

          By executing this Amendment, each of the undersigned and each of you agree that ABN AMRO Bank N.V. is a Lender for all purposes of the Credit Agreement and its A Commitment is the amount set forth opposite its name on
Schedule I hereto.

          On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning five signature pages of this letter amendment to Shearman & Sterling, 555 California Street, San Francisco, California 94104, Attention: Steven Sherman. This letter amendment shall become effective as of the date first above written when and if on or before June 30, 1998 counterparts of this letter amendment shall have been executed by us and all of the A Lenders. This letter amendment is subject to the provisions of
Section 10.01 covering amendments, etc. of the Credit Agreement.

          This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                              Very truly yours,

                              THE BORROWER

                              THE GAP, INC.


                              By  /s/ Warren R. Hashagen
                                 --------------------------
                                 Name:
                                 Title:


Agreed as of the date first above written:

CITICORP USA INC., as a Bank
and as Agent


By    /s/ Carolyn A. Wendler
    ------------------------
    Name:  Carolyn A. Wendler
    Title:  Managing Director

BANK OF AMERICA NATIONAL
TRUST & SAVINGS ASSOCIATION, as
a Bank and as Senior Managing Agent


By    /s/ Maria Vickroy-Peralta
   ----------------------------
   Name:  Maria Vickroy-Peralta
   Title:  Vice President

THE HONGKONG AND SHANGHAI
BANK CORPORATION LIMITED, as
a Bank and as Senior Managing Agent


By   /s/ Douglas F. Stolberg
   ----------------------------
   Name: Douglas F. Stolberg
   Title:  Senior Vice President

NATIONSBANK OF TEXAS, N.A., as
a Bank


By   /s/  Michael Shea
   ---------------------
   Name:  Michael Shea
   Title:  S.V.P.

THE ROYAL BANK OF CANADA, as
a Bank


By   /s/ Molly Drennan
   --------------------
   Name:  Molly Drennan
   Title:  Senior Manager Corporate Banking

BANK OF MONTREAL, as
a Bank


By    /s/ Richard W. Camm
   ----------------------
   Name:  Richard W. Camm
   Title:  Managing Director

SOCIETE GENERALE, as
a Bank


By   /s/ J. Blaine Shaum
   -----------------------
   Name:  J. Blaine Shaum
   Title:  Managing Director

THE FUJI BANK, LIMITED, as
a Bank


By   /s/ Keiichi Ozawa
   ---------------------
   Name:  Keiichi Ozawa
   Title:  Joint General Manager

MORGAN GUARANTY TRUST
COMPANY OF NEW YORK, as a Bank
and as a Senior Managing Agent


By   /s/ Robert Bottamedi
   -----------------------
   Name:  Robert Bottamedi
   Title:  Vice President

THE SUMITOMO BANK LIMITED, as
a Bank


By    /s/ Kozo Masaki
   ------------------
   Name:  Kozo Masaki
   Title:  General Manager

DEUTSCHE BANK AG NEW YORK
BRANCH AND/OR CAYMAN ISLANDS
BRANCH, as a Bank


By   /s/ Hans-Josef Thiele
   -------------------------
   Name:  Hans-Josef Thiele
   Title:  Director


By   /s/ Joel Makowsky
   --------------------
   Name:  Joel Makowsky
   Title:  Vice President

UNION BANK OF SWITZERLAND,
NEW YORK BRANCH, as a Bank


By   /s/ Paula Mueller
   --------------------
   Name:  Paula Mueller
   Title:  Vice President Structured Finance

By   /s/ Philippe R. Sandmeier
   ----------------------------
   Name:  Philippe R. Sandmeier
   Title:  Director

U.S. NATIONAL BANK OF OREGON, as
a Bank


By   /s/ Brennan K. Church
   ------------------------
   Name:  Brennan K. Church
   Title:  Assistant Vice President

ABN AMRO BANK N.V., as a Bank



By   /s/ Jeffrey A. French
   ------------------------
   Name:  Jeffrey A. French
   Title:  Group Vice President & Director


By   /s/ Ian S. Hisert
   --------------------
   Name:  Ian S. Hisert
   Title:  Corporate Banking Officer

                                 SCHEDULE I


-------------------------------------------------------------------------------
Lender                                               A Commitment
-------------------------------------------------------------------------------
Citicorp USA Inc.                                    16,578,947.37
-------------------------------------------------------------------------------
Bank of America National Trust & Savings             14,210,526.32
 Association
-------------------------------------------------------------------------------
The Hongkong and Shanghai                            14,210,526.32
Bank Corporation Limited
-------------------------------------------------------------------------------
NationsBank of Texas, N.A.                           10,263,157.89
-------------------------------------------------------------------------------
The Royal Bank of Canada                              7,894,736.84
-------------------------------------------------------------------------------
Bank of Montreal                                      7,894,736.84
-------------------------------------------------------------------------------
Societe Generale                                     10,263,157.89
-------------------------------------------------------------------------------
The Fuji Bank, Limited                                7,894,736.84
-------------------------------------------------------------------------------
Morgan Guaranty Trust Company of New York            14,210,526.32
-------------------------------------------------------------------------------
The Sumitomo Bank Limited                            10,263,157.89
-------------------------------------------------------------------------------
Deutsche Bank AG New York Branch and/or Cayman       10,263,157.89
 Islands Branch
-------------------------------------------------------------------------------
Union Bank of Switzerland, New York Branch            7,894,736.84
-------------------------------------------------------------------------------
U.S. National Bank of Oregon                          7,894,736.84
-------------------------------------------------------------------------------
ABN AMRO Bank N.V.                                   10,263,157.89
-------------------------------------------------------------------------------